订 购 单

供应商名称：三明百事达淀粉有限公司

订购日期：2006 年 05 月 29 日

一、产品名称，规格，数量，金额及其他

编号	品 名	规格	数 量(吨)	单 价(元/吨)	总 价(元)
	薯渣		120.54	260	31340.40
总金额：人民币 叁万壹仟叁佰肆拾元肆角整					¥31340.40

二、交货地点：买方工厂

三、交货时间：自 2006 年 06 月 01 日至 2006 年 06 月 30 日。允许分次送货。

四、付款方式：买方收到货后，30 天内向卖方支付货款。

五、运输费用：卖方负责代办运输，卖方负责承担运费，含在产品价格中。

六、其他约定事项：无

购货单位名称：三明华健生物工程有限公司

法定代表人签字（盖章）：

地址：福建省三明市三元区吉口工业开发区

电话：0598-8523617

开户行：中国农业银行三明市三元支行

账号：13-830101040006233